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                                                                    EXHIBIT 10.5

                               eOFFICESUITES, INC.
                                  OFFICE LEASE
                                BASIC PROVISIONS
                                ----------------

A. PARTIES. This Lease ("Lease") dated for reference purposes only, October 16, 2001, is made by and between eOfficeSuites, Inc., a California corporation (hereinafter "Landlord") and CLOTHING SOURCE OF CALIFORNIA, INC. (hereinafter "Tenant"), (collectively the "Parties," or individually a "Party").

B. PREMISES: That certain Suite commonly known by space number 122 (hereinafter "Premises") as shown on Exhibit "B" attached hereto and located within an office building, and street address of 13101 Washington Boulevard, in the City of Culver City, County of Los Angeles, State of California ("Building").

C. TERMS: SIX MONTHS AND MONTH TO MONTH THEREAFTER ("Original Term") commencing October 16, 2001 "Commencement Date"), and ending April 15, 2002 ("Ending Date"). Either party is required to give a minimum of 60 days written notice prior to a change in any lease term including notice to vacate by tenant. To the extent that tenant vacates space prior to month-end, tenant will be obligated to pay rent through and including the end of the month in which tenant intends to vacate the space. Tenant is required to provide a written notice prior to a change in any lease term including notice to vacate by tenant.

D.       RECURRING MONTHLY RENT
         ----------------------

         Monthly base rent payable on the first day of each month commencing October 16, 001. A late fee will be charged of ten percent (10%) of any amount due if more than five (5) days late.

E.       BASE RENT                                                     $995.00
         ---------

F.       ADDITIONAL RENT:
         ----------------

(i)    Telephone lines and voice mail(s)     Three lines      $150.00
(ii)   Additional telephones line/s                              0.00
(iii)  Additional phone instrument/s                             0.00
(iv)   T-1 Internet port                     One port           $0.00
(v)    Voice Mail                            Included            0.00
(vi)   Parking Space/s                       1 parking         $75.00
(vii)  Storage Space/s
(viii) Kitchen service                       1 person          $25.00
(ix)   Other

RECURRING ADDITIONAL RENT                                     $250.00
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TOTAL MONTHLY RENT                                                     $1245.00
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NON RECURRING EXPENSE
---------------------
Move-In Fee: Phones, T-1, Signage, Furniture                  $250.00
T-1 internet service installation            Waived              0.00
Phone/fax line installation                  Waived              0.00
Security Deposit                             -1 month       $1,245.00
PRO-RATED AMOUNT: DUE NOV 1ST: $622.50

AMOUNT DUE ON ACCEPTANCE                                               $2,740.00



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K.       PERMITTED USE: N/A

L. PARKING SPACES. Tenant is granted 1 reserved parking space(s) and 0 unreserved spaces.

M.       ADDENDA. N/A.

N. FURNISHING. Landlord will provide office furniture to Tenant for use in the Premises as more particularly described in Exhibit "C" attached hereto.

O.       SERVICES INCLUDED WITH BASE MONTHLY RENT
         ----------------------------------------
                  Voice mail; (ii) 5 per office - totaling five hours free use of furnished conference room or office for meetings per month (not cumulative). Additional hours of use will be billed at the rate established in the Price Schedule; (iii) Company name identification on suite door and on Building directory; (iv) Daily mail sorting; (v) Telephone system, professional staff to answer phone; (vi) Janitorial services and utilities (excluding telephone).

P.       SERVICES NOT INCLUDED IN THE BASE MONTHLY RENT
         ----------------------------------------------
                  (i) Word processing, facsimile, postage, photocopying and other support service; (ii) High speed Internet access; (iii) E-Mail; (iv) Web Hosting